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                                                EXHIBIT 23.3


                       CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the use in this Registration Statement on Form S-4 of our report, dated February 18, 1994, relating to the financial statements of T.K. Gray, Inc. as of and for the years ended December 31, 1993 and 1992, and to the reference to our firm under the caption "experts."


                                                /s/ MCGLADREY & PULLEN

St. Paul, Minnesota                             McGLADREY & PULLEN
August 2, 1994